SUBORDINATION AGREEMENT

THIS SUBORDINATION AGREEMENT executed effective as of the 2nd day of September 2008, by and between [________________] (“Loan Holder”), Wachovia Bank, National Association (“Lender”), SMF Energy Corporation, a Delaware corporation (“SMF”), H & W Petroleum Company, Inc. (“H & W”) and SMF Services, Inc. (“SSI”) (SMF, H & W and SSI are referred to collectively as “Borrower”).

WITNESSETH:

WHEREAS, Loan Holder is the legal owner and holder of an unsecured Promissory Note dated September 2, 2008 executed by SMF in favor of Loan Holder (the “Note”) (the loan evidenced by the Note, together with any present or future unsecured indebtedness of Borrower to Loan Holder of every kind and description, direct or contingent, due or not due, original, renewed or extended and whether now in existence or hereafter arising in connection with the Note are referred to as the “Subordinated Debt”); and

WHEREAS, Lender and Borrower have entered into that certain Loan and Security Agreement dated September 26, 2002, (as at any time amended, the “Loan Agreement”) and certain other loan documents in connection therewith (collectively, the “Loan Documents”) which provides to Lender a first priority security interest (“Lender’s Security Interest”) in certain assets of Borrower whether now owned or hereafter acquired (the “Collateral”), in exchange for prior and continuing loans by Lender to Borrower (the “Loans”); and

WHEREAS, Borrower will materially benefit as a result of Lender continuing to make Loans to Borrower; and

WHEREAS, because the Notes are convertible into shares of Borrower’s common stock, Loan Holder has an equity interest in Borrower and will therefore benefit from Lender continuing to extend the Loans to Borrower; and

WHEREAS, Loan Holder acknowledges that Lender is willing to continue extending the Loans only on the condition that the Subordinated Debt be subordinate and inferior to the Loans, and to all other indebtedness of Borrower to Lender, whether now in existence or hereafter created; and

WHEREAS, Loan Holder has agreed to subordinate the Note and Subordinated Debt to the lien and effect of the Loans and Lender’s security interest and all security instruments securing the Loans, and all other indebtedness of Borrower to Lender of every kind and description, direct or contingent, due or not due, secured or unsecured, original, renewed or extended, whether now in existence or hereafter arising; and

WHEREAS, Loan Holder acknowledges that Lender would not continue to extend the Loans without the execution of this Agreement by Loan Holder and by any other subsequent lenders to Borrower (“Other Loan Holders”); and

NOW, THEREFORE, in consideration of, and as an inducement to Lender to continue to extend the Loans to Borrower, Loan Holder, Lender and Borrower do hereby agree as follows:

1. The facts as set forth above are true and correct and are incorporated herein by reference.

2. Loan Holder and Borrower do hereby warrant and represent that either (a) the Note represents the only indebtedness currently outstanding which is due and owing from Borrower to Loan Holder or (b) all other indebtedness of Borrower to Loan Holder has already been subordinated to the Loans by Loan Holder by an instrument substantially identical to this Subordination Agreement, which instrument remains in full force and effect.

3. Loan Holder hereby unconditionally subordinates the Note and Subordinated Debt to the Loans and all other present and future debts and obligations of Borrower to Lender, including all obligations of Borrower to Lender of every kind and description, direct or contingent, due or not due, secured or unsecured, original, renewed or extended, whether now in existence or hereafter arising and to the lien and effect of Lender’s Security Interest in and to the Collateral and to all Loan Documents and all other debts and obligations of Borrower to Lender.

4. Loan Holder and Borrower do hereby warrant, represent and agree that no payment (principal, interest or any other payment) shall be made, permitted or accepted under the Note or Subordinated Debt (or under any other document or agreement) until all of the Loans have been fully paid and the Loan Agreement terminated, excepting for payments of interest in money or shares of stock of Borrower which shall be permitted so long as no Event of Default (as defined in the Loan Documents) has occurred and is continuing. If any payment is made to a Loan Holder in payment of the Note or the Subordinated Debt or otherwise, or if any security or proceeds thereof is received on account of the Note or the Subordinated Debt contrary to the terms of this Agreement, the Borrower agrees that the same shall be and constitute an Event of Default. Loan Holder acknowledges that (i) upon the occurrence of an Event of Default, Lender shall be entitled to immediately exercise all remedies provided to Lender in connection with the Collateral and under the Loan Documents, and (ii) following the occurrence of such Event of Default and so long as the same shall be continuing, (A) each and every amount paid by or on behalf of any Borrower to such Loan Holder or items received by such Loan Holder (from any Borrower or from an individual or an entity on behalf of any Borrower) from and after such occurrence shall be forthwith paid by such Loan Holder to Lender, in precisely the form received (except for such Loan Holder’s endorsement, where necessary), to be credited and applied, in Lender’s sole discretion, upon any indebtedness (principal and/or interest and/or otherwise as Lender may elect, in its sole discretion) then owing to Lender by Borrower and, whether matured or unmatured, and, until so delivered, the same shall be held in trust by such Loan Holder as the property of Lender; and (B) in the event of a failure of a Loan Holder to endorse any instrument for the payment of monies so received by such Loan Holder payable to such Loan Holder’s order, Lender, or any officer or employee of Lender, is hereby irrevocably constituted and appointed attorney-in-fact (coupled with an interest) for Loan Holder and such Loan Holder’s heirs, representatives, successors and assigns, with full power to make any such endorsement and with full power of substitution. Notwithstanding anything herein to the contrary and in accordance with the terms and conditions of the Note or Subordinated Debt, (i) Loan Holder may, at Loan Holder’s election, convert all or part of the Note or Subordinated Debt into common stock of SMF to the extent permitted by the terms of the Note or as may subsequently be agreed by Borrower and Loan Holder and (ii) Borrower shall be entitled, so long as no Event of Default (as defined in the Loan Documents) has occurred and is continuing, to repay to Loan Holder in accordance with the terms of the Note, as the same may be hereinafter amended, the outstanding principal balance of the Note and the Subordinated Debt associated therewith from the proceeds of any issuance or sale by SMF of equity or debt securities after the date hereof (but only to the extent of the net proceeds from such issuance or sale), and Loan Holder may accept and retain any such payment without regard to the provisions of this Agreement.

5. Loan Holder agrees that it will not exercise any collection rights with respect to the Note or Subordinated Debt, will not take possession of, sell or dispose of, accept any lien on, or otherwise deal with, any Collateral, and will not exercise or enforce any right or remedy which may be available to Loan Holder with respect to the Note or Subordinated Debt upon default of Borrower under the Loans or any other indebtedness of Borrower to Lender or under the Subordinated Debt until such time as the Loans, as the same may be modified from time to time, including all principal, interest and other charges associated therewith, have been paid in full and no other debts or obligations are due and owing from Borrower to Lender and the Loan Agreement terminated. Loan Holder agrees to promptly notify Lender, in writing, by certified mail, return receipt requested, of any default by Borrower under the Notes or Subordinated Debt; and Lender agrees to promptly notify Loan Holder in the same manner of any Event of Default, but failure of Lender to notify Loan Holder shall not negate the Event of Default. If an indenture trustee is appointed for the Note or Subordinated Debt, then Lender may give notice to the trustee in lieu of notice to Loan Holder.

6. Upon any distribution of the assets or readjustment of indebtedness of Borrower, whether by reason of reorganization, liquidation, dissolution, bankruptcy, receivership, assignment for the benefit of creditors, or any other action or proceeding involving the readjustment of all or any part of the Subordinated Debt or the application of the assets of the Borrower to the payment or liquidation thereof, either in whole or in part, Lender shall be entitled to receive payment in full of any and all indebtedness under the Loans or otherwise then owing to Lender by Borrower prior to the payment of all or any of the Subordinated Debt.

7. Loan Holder (severally and not jointly) agrees that Loan Holder shall not transfer, assign, encumber, hypothecate or subordinate, at any time while this Agreement remains in effect, any right, claim or interest of any kind in or to any of its Subordinated Debt, either principal or interest or otherwise, unless such transfer, encumbrance, hypothecation or subordination is made upon prior written notice to Lender, subject to this Subordination Agreement, and the transferee or recipient has expressly assumed the covenants and obligations contained herein; and provided further that there shall promptly be placed on each of the Notes a legend reciting that the same is subject to this Agreement.

8. Loan Holder acknowledges that Lender may, at any time, in its discretion, increase or decrease the amount of the Loans, renew or extend the time of payment of all or any portion of the Loans or any other existing or future indebtedness or obligations of Borrower to Lender and/or waive or delay in enforcing any rights or release any collateral relative thereto at any time(s) and, in reference thereto, to modify or amend the Loan Documents (including, without limitation, to add or release any person or entity as a borrower or guarantor thereunder, to accept additional collateral as security for the Loans or to release any existing Collateral, to expand the Events of Default contained therein, to expand Lender’s enforcement remedies thereunder, or otherwise) and/or make and enter into such agreement(s), compromise(s) and other indulgence(s), as Lender may deem proper or desirable, without notice to or further assent of Loan Holder, all without in any manner impairing or affecting this Agreement or any of Lender’s rights hereunder.

9. Loan Holder hereby agrees that Loan Holder will render to Lender, upon demand, from time to time, a statement of the account of such Loan Holder with Borrower. Borrower agrees to duly comply with and conform with each and every term of this Agreement, on its part required to be performed.

10. All notices, demands and communications given or made hereunder or pursuant thereto shall be in writing and shall be hand delivered, delivered by recognized expedited carrier, or mailed by registered or certified mail with postage prepaid, addressed in each case as follows and shall be deemed to have been given or made when so mailed:

To Loan Holder:	[Name]
[Address]
[Address]

To Lender:	Wachovia Bank, National Association.
110 East Broward Boulevard
Suite 20508
Miami, FL 33301
Attention: Portfolio Manager

To Borrower:	SMF Energy Corporation.
200 West Cypress Creek Road
Suite 400
Fort Lauderdale, FL 33309
Attn: Richard E. Gathright, President

or to such other address or to such other person as any party shall designate to the others for such purposes in the manner hereinabove set forth.

11. The parties hereto acknowledge and agree that Loan Holder shall be deemed to have appointed Lender as Loan Holder’s attorney-in-fact (coupled with an interest) for the purposes of ensuring compliance with Lender’s rights under Section 4 hereof and, in any bankruptcy or other insolvency proceeding, to give Lender the right (without any obligation or liability): (a) to file proofs of claim for the Subordinated Debt, either in Lender’s or Loan Holder’s name; (b) to receive any assets of Borrower distributed on account of the Subordinated Debt for application to the Loans; (c) to vote claims for the Subordinated Debt to accept or reject any plan of reorganization or liquidation; and (d) to take any action in such bankruptcy or other insolvency proceeding that Loan Holder would be authorized to take in respect of the Subordinated Debt but for this Agreement. The terms of this Agreement shall remain in full force and effect until the Loan and any other indebtedness of any Borrower to Lender, or any Replacement Facility (as defined below) is indefeasibly paid in full and Lender’s commitments to make further extensions of credit to any Borrower have been terminated

12. This Agreement may be signed in multiple counterparts, and each such counterpart shall have the same binding force and effect as if it were signed by all parties hereto. This Agreement shall be governed by the laws of the State of Delaware. The terms of this Agreement cannot be waived, changed or terminated, except by a written document signed by Lender. This Agreement shall be binding upon the undersigned and their successors and assigns and shall inure to the benefit of and shall be enforceable by Lender, and any participants, successors or assigns of Lender. In addition, any person or entity whose loans (a “Replacement Facility”) are used to refinance and pay in full the Loan shall be deemed for all purposes hereof to be the successor to Lender, and from and after the date of any such refinancing and satisfaction in full of the Loan, such persons or entities shall be deemed a party hereto in the place and stead of Lender, as if such persons or entities had been original signatories hereto, and all loans, advances, liabilities, debit balances, covenants and duties at any time or times owed by Borrowers to such successor shall be deemed for all purposes hereunder to constitute and be the “Loan”.

13. WAIVER OF JURY TRIAL. BORROWER, LOAN HOLDER AND LENDER HEREBY MUTUALLY, KNOWINGLY, WILLINGLY, INTENTIONALLY AND VOLUNTARILY WAIVE THEIR RIGHT TO TRIAL BY JURY AND NO PARTY NOR ANY ASSIGNEE, SUCCESSOR, HEIR, OR LEGAL REPRESENTATIVE OF THE PARTIES (ALL OF WHOM ARE HEREINAFTER COLLECTIVELY REFERRED TO AS THE “PARTIES”) SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER LITIGATION PROCEEDING BASED UPON OR ARISING OUT OF THIS AGREEMENT OR THE LOAN DOCUMENTS OR ANY INSTRUMENT EVIDENCING, SECURING OR RELATING TO THIS AGREEMENT OR THE LOAN DOCUMENTS, THE INDEBTEDNESS OR OTHER OBLIGATIONS REFERRED TO HEREIN OR ANY RELATED AGREEMENT OR INSTRUMENT, ANY OTHER COLLATERAL FOR THE INDEBTEDNESS REFERRED TO HEREIN OR ANY COURSE OF ACTION, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS RELATING TO THE LOAN OR TO THIS AGREEMENT. THE PARTIES ALSO WAIVE ANY RIGHT TO CONSOLIDATE ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY NEGOTIATED BY THE PARTIES. THE WAIVER CONTAINED HEREIN IS IRREVOCABLE, CONSTITUTES A KNOWING AND VOLUNTARY WAIVER, AND SHALL BE SUBJECT TO NO EXCEPTIONS. LENDER HAS IN NO WAY AGREED WITH OR REPRESENTED TO LOAN HOLDER OR ANY OTHER PARTY THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

IN WITNESS WHEREOF, the undersigned have executed this Subordination Agreement as of the date first written above.

LOAN HOLDER:	[Name of Investor]

By:________________________________
Name:______________________________
Title:_______________________________

LENDER:	WACHOVIA BANK, NATIONAL ASSOCIATION

By:________________________________
Name:______________________________
Title:_______________________________

BORROWER:	SMF ENERGY CORPORATION

By:________________________________
Richard E. Gathright
Chief Executive Officer & President

H & W PETROLEUM COMPANY, INC.

By:________________________________
Richard E. Gathright
Chief Executive Officer & President

SMF SERVICES, INC.

By:________________________________
Richard E. Gathright
Chief Executive Officer & President